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                                        FIRST
AMENDMENT TO LEASE

(Painted Post Facility)

     This First Amendment to Lease (Painted Post
Facility) ("Amendment") is dated as of December
13, 1995, by and between HEALTH CAR.E PROPERTY
INVESTORS, INC., a Maryland corporation ("Lessor") and PAINTED POST PARTNERSHIP, a Pennsylvania general partnership ("Lessee").


RECITALS

     A. Lessor and Lessee entered into a Lease dated as of October 19, 1995 (the
"Lease") for the Painted Post facility located in the Town of Erwin, County of Steuben, State of New
York.

     B. Lessor and Lessee desire to memorialize their understanding regarding certain provisions of the Lease.


AGREEMENT

     Capitalized terms not otherwise defined
herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

     1. Notwithstanding the Painted Post
Memorandum of Lease, the Commencement Date of the Lease is October 26, 1995;

     2. The Fixed Term of the Lease shall end on October 31, 2007 ;

     3. The first Lease Year for the Lease
commences on November 1,1995 and ends on October
31,1996;

     4. The first Quarter for which Additional
Rent shall be due commences on November 1, 1997;
and

     5. Section 3.1.1 is deleted in its entirety and replaced with the following :
"MINIMUM RENT. For the period from the
Commencement Date through the expiration of the Fixed Term, Lessee shall pay to Lessor "Minimum
Rent" monthly, in advance on or before the first day of each calendar month, an amount equal to Thirty-Four Thousand One Hundred Fifty-One Dollars and Fifty-Eight Cents ($34,151.58)."

     Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.









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     IN WITNESS WHEREOF, the parties hereto have
caused this Amendment to be executed as of the day and year first above written.

HEALTH CARE PROPERTY
PAINTED POST PARTNERSHIP, a
INVESTORS, INC., a Maryland
Pennsylvania general partnership

By: /s/ Stephen R. Macelbetsch
By: /s/ Raymond R. Brandstrom
      ------------------------------------
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Its:   Senior Vice President
Its:   General Partner
      ------------------------------------
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     The undersigned Guarantor hereby consents to
this Amendment and reaffirms to Lessor that is
obligations under the Guaranty dated October 19,
1995, remain in full force and effect with respect
to the lease as amended hereby.


EMERITUS CORPORATION, a

Washington corporation


By: /s/ Kelly J. Price

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Its:   Secretary

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